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Scudder-Dreman Small Cap Value Fund

Classes A, B, C and I

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder-Dreman Small Cap Value Fund	Nasdaq Symbol	CUSIP Number
Class A	KDSAX	81123U-303
Class B	KDSBX	81123U-873
Class C	KDSCX	81123U-865

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Small Cap Value Fund	6-Month	1-Year	3-Year	5-Year	10-year
Class A	17.67%	15.56%	6.54%	4.32%	11.52%
Class B	17.20%	14.63%	5.68%	3.45%	10.59%(a)
Class C	17.24%	14.63%	5.80%	3.54%	10.66%(a)
Russell 2000 Value Index+	16.40%	15.41%	14.21%	11.29%	14.69%
Russell 2000 Index++	6.46%	-.50%	4.95%	6.40%	10.98%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 23.17	$ 21.94	$ 22.10
11/30/01	$ 19.69	$ 18.72	$ 18.85

Class A Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	102	of	286	36
3-Year	210	of	216	97
5-Year	120	of	124	96
10-Year	27	of	33	80

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder-Dreman Small Cap Value Fund - Class A -- Russell 2000 Value Index+ - - - Russell 2000 Index++

Yearly periods ended May 31

Comparative Results (Adjusted for Sales Charge)*
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,892	$11,398	$11,645	$28,038
	Average annual total return	8.92%	4.46%	3.09%	10.86%
Class B(c)	Growth of $10,000	$11,163	$11,602	$11,747	$27,357(a)
	Average annual total return	11.63%	5.08%	3.27%	10.59%(a)
Class C(c)	Growth of $10,000	$11,463	$11,845	$11,902	$27,546(a)
	Average annual total return	14.63%	5.80%	3.54%	10.66%(a)
Russell 2000 Value Index+	Growth of $10,000	$11,541	$14,897	$17,072	$39,388
	Average annual total return	15.41%	14.21%	11.29%	14.69%
Russell 2000 Index++	Growth of $10,000	$9,950	$11,558	$13,637	$28,354
	Average annual total return	-.50%	4.95%	6.40%	10.98%

The growth of $10,000 is cumulative.

* Returns and rankings during the 10 year period shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
a Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

On January 18, 2002, Scudder Small Cap Value Fund was renamed Scudder-Dreman Small Cap Value Fund to reflect the change in management to David Dreman, a pioneer in the contrarian investment style, and Nelson Woodard, an expert in the areas of quantitative analysis, asset allocation and risk management. In the following interview, the managers discuss the changes that they've made to the fund and how it performed during the six-month period ended May 31, 2002.

Q: Will you provide an overview on the economy and what that meant for small-cap stocks?

A: As 2001 drew to a close, investors tried to put the devastating events of September 11 behind them. Small-cap stocks led a broad market rally in December - the start of this reporting period - when investors pinned their hopes on improving economic indicators. The optimism, however, was short lived, and volatility firmly implanted itself for the remainder of the period. Threats of further terrorist activity, unrest in the Middle East and fears of nuclear war kept investors on edge, as did concerns of shady corporate accounting tactics in the wake of the Enron collapse.

While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. Value significantly outperformed growth as risk-averse investors continued to look for "lower-risk" investments. And small-cap value was the best-performing domestic equity sector during the period. The Russell 2000 Value Index, which is generally representative of the small-cap value market, gained 16.40 percent, while the Russell 2000 Growth Index, which is generally representative of the small-cap growth market, declined 4.07 percent for the same period.

Q: How did Scudder-Dreman Small Cap Value Fund perform amid the volatility?

A: For the six months ended May 31, 2002, the fund's Class A shares (unadjusted for sales charges) gained 17.67 percent, surpassing the 16.40 percent gain of the fund's benchmark, the Russell 2000 Value Index. The fund also outperformed the average 14.83 percent return of its peers in the Lipper Small-Cap Value Funds category - a group of mutual funds with similar investment objectives to our fund.

Q: Will you comment on the factors that led to the fund's outperformance?

A: We believe our contrarian value investment philosophy is the reason for the outperformance. We found great companies to add during the period that were trading at what we believed to be ridiculously low prices. While some of our new investments have soared, others continue to struggle. In each case, however, we remain enthusiastic. This is a great time for contrarian investors. We believe that the consistency in our process is the key to providing greater value to shareholders over longer periods.

Q: Will you explain how your investment process differs from that of the previous managers?

A: We manage with a classic contrarian value approach to investing. By this, we mean that we focus on small companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value (P/B) and cash flow (P/CF). Typically these types of companies provide the potential for above-market returns over time.

The previous management team looked for opportunity in small value stocks using a quantitative approach. They sought value by investing in every market sector, which resulted in a portfolio of more than 330 stocks.

Our approach differs quite dramatically as we base our investment decisions on a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. Industry and sector weightings are always a residual of individual stock selection.

Q: How have you restructured the portfolio?

A: Since January, we've markedly reduced the number of fund holdings. As of May 31, the fund held about 190 names, vs. more than 330 at the start of the period. Nearly all of the fund's top 10 holdings represent issues we have added since January. Over the next few months, we hope to complete this restructuring, bringing the total number of holdings to between 100 and 120 stocks that we believe represent the most attractive small-cap value stocks available. Since small-cap stocks tend to be less liquid than larger stocks, we will keep this fund more diversified than other, large-cap contrarian portfolios we manage.

We're also taking the opportunity to add micro-cap stocks - the smallest of the small - to the portfolio. Our bottom-up stock selection approach has uncovered a large number of small bank stocks that fit our investment criteria. We've added many of these micro-cap bank stocks to the portfolio, but have only taken minimal positions in each of them. This "basket" approach is how we prefer to invest in such small stocks. It enables us to benefit from a strong market sector, but limits potential liquidity risk. With a fund our size, it's hard to make a meaningful investment in such small stocks without moving the market. By taking larger positions, we also risk not being able to sell shares at the time we may want.

Our guiding principal is always to keep the shareholders' best interests in our minds when making investment decisions. In the small-cap market, stock prices move quickly when large numbers of shares are bought or sold. That's why the restructuring of the portfolio has taken a bit longer than we had anticipated. We have been cautious with our approach to buying and selling stocks - so as not to have an effect on the market. Although there has been quite a bit of turnover, we don't believe that it will lead to any adverse capital gains tax implications for our shareholders.

Q: Where have you found good investment opportunities?

A: We've found a great deal of value in utility stocks - specifically companies that had some exposure to energy trading that have suffered in the wake of the Enron crisis. Independent power producers Reliant Resources and Mirant are two of the fund's largest holdings. These stocks have been beaten up by the press, and as a result, their share prices have plummeted. From a fundamental perspective, these are solid companies that are selling at huge discounts to their tangible book values. The stocks declined as the media questioned their role in the 2001 California energy crisis and the viability of their energy merchant businesses after Enron. We refute such media supposition. We firmly believe that these stocks do not have Enron-like trading issues and that they were not responsible for the California energy crisis last year. Although we fully recognize the short-run volatility here, when we look at the underlying assets of these companies and their earnings potential, we expect that these stocks will dramatically increase in value. Unfortunately, it may be a while until they are dropped from the headlines and get past some of the negative investor sentiment. We're disappointed in the short-term setback, but for the longer term, we are comfortable with these positions and believe they could add significant value. As of May 31, the utility sector represented about 9 percent of fund assets.

Q: Have you found opportunity in other areas?

A: As mentioned previously, we've found great opportunities in financials, specifically small bank stocks. The types of banks we've added are small local and regional banks with strong earnings and no exposure to foreign debt. In most cases, these banks are trading at P/E multiples well below that of the Russell 2000 Value Index. As of May 31, financials represented the fund's largest sector position, at about 35 percent of fund assets.

Consumer discretionary stocks is another area on which we've focused. It now represents about 13 percent of assets. We've increased positions in retail, gaming and housing. In retail, we're enthusiastic about Borders Group, a chain of book and music stores, and Skechers, an athletic apparel manufacturer. Although the housing industry may be feeling some slowing, we believe Pulte Homes and Standard Pacific are positioned to perform well. In gaming we've added Argosy Gaming and Multimedia Games. We're enthusiastic about their prospects as their earnings are generally not strongly tied to the economy.

Q: What's your outlook for the markets and for small-cap value stocks in particular?

A: We believe the environment will continue to be difficult for traditional investors. Over the past several months, we've seen encouraging signs that the economy (and broad markets) may be recovering. However, we believe the road to recovery is going to be a long one with sharp rallies and equally sharp retreats.

Small-cap value stocks have weathered the storm well - posting positive returns over the last two years. Some analysts believe the opportunity for continued outperformance of small value stocks is dwindling, but we disagree. The valuation characteristics for small value stocks indicate to us that there is still plenty of room for continued growth. With continued volatility, contrarian investors, like us, can find great opportunity. As investors remain risk averse, our low-P/E style should shine.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	11/30/01

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	11/30/01

Financial	35%	29%
Consumer Discretionary	13%	12%
Utilities	9%	6%
Energy	9%	3%
Manufacturing	7%	8%
Health	5%	4%
Consumer Staples	5%	6%
Durables	4%	5%
Service Industries	3%	6%
Other	10%	21%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (15.3% of Portfolio)
1. Mirant Corp. Provider of electricity and energy-related products and services	2.7%
2. Reliant Resources, Inc. Provider of electricity and energy services	1.9%
3. Allied Capital Corp. Provider of mezzanine debt and equity financing	1.8%
4. Multimedia Games, Inc. Designer and developer of interactive bingo games and related electronic player stations	1.5%
5. Borders Group, Inc. Operator of book and music superstores	1.4%
6. AmerUS Group, Inc. Provider of individual life insurance and annuity products	1.3%
7. Ocean Energy, Inc. Explorer and producer of oil and gas	1.2%
8. Newcastle Investment Corp. Operator of a real estate investment trust	1.2%
9. McDermott International, Inc. Operator of an offshore platform construction company	1.2%
10. Irwin Financial Corp. Provider of personal and commercial banking services	1.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.2%
Construction 3.1%
Building Materials 0.7%
Florida Rock Industries, Inc.	98,970	3,820,242
Building Products 1.0%
EMCOR Group, Inc.*	50,700	2,863,029
Genlyte Group, Inc.*	64,200	2,711,808
		5,574,837
Homebuilding 1.4%
Pulte Homes, Inc.	61,455	3,332,705
Standard Pacific Corp.	39,300	1,296,900
The Ryland Group, Inc.*	56,800	3,067,200
		7,696,805
Consumer Discretionary 13.0%
Apparel & Shoes 2.6%
K-Swiss, Inc. "A"	55,700	2,566,656
Phillips-Van Heusen Corp.	271,764	4,266,695
Skechers USA, Inc. "A"*	174,400	3,786,224
Stride Rite Corp.	100,800	796,320
Tommy Hilfiger Corp.*	199,600	3,037,912
		14,453,807
Department & Chain Stores 4.2%
Burlington Coat Factory Warehouse Corp.	81,200	1,859,480
Casey's General Stores, Inc.	50,000	595,000
Cato Corp. "A"	107,400	2,900,874
Charming Shoppes, Inc.*	221,700	1,718,175
Deb Shops, Inc.	115,200	3,792,384
Dillard's, Inc.	98,700	2,963,961
Dress Barn, Inc.*	86,500	2,737,725
Longs Drug Stores Corp.	119,200	3,643,944
ShopKo Stores, Inc.*	139,500	2,869,515
		23,081,058
Hotels & Casinos 0.8%
Argosy Gaming Co. *	121,500	4,179,600
Recreational Products 1.9%
4Kids Entertainment, Inc.*	43,700	787,474
Multimedia Games, Inc.*	275,400	8,212,153
Winnebago Industries, Inc.	29,400	1,305,360
		10,304,987
Restaurants 0.9%
CBRL Group, Inc.	82,500	2,743,125
Ruby Tuesday, Inc.	108,400	2,521,384
		5,264,509
Specialty Retail 2.6%
Borders Group, Inc.*	364,000	7,585,760
Fossil, Inc.*	79,000	2,445,840
Friedman's, Inc. "A"	58,900	692,075
The Topps Co., Inc.*	205,900	2,116,652
Zale Corp.*	28,400	1,217,792
		14,058,119
Consumer Staples 4.5%
Alcohol & Tobacco 1.3%
Schweitzer-Mauduit International, Inc.	66,600	1,892,106
Universal Corp.	127,900	5,192,740
		7,084,846
Consumer Electronic and Photographic 0.6%
York International Corp.	95,200	3,374,840
Food & Beverage 2.6%
J & J Snack Foods Corp.*	99,900	3,616,380
Jack in the Box, Inc.*	106,000	3,422,740
Lance, Inc.	167,800	2,641,172
Nash-Finch Co.	81,100	2,518,155
Pilgrim's Pride Corp.	135,700	1,970,364
		14,168,811
Durables 4.3%
Aerospace 2.0%
Alliant Techsystems, Inc.*	27,775	3,021,365
Curtiss-Wright Corp.	47,700	3,396,240
Kaman Corp. "A"	277,800	4,725,378
		11,142,983
Automobiles 1.7%
Borg-Warner Automotive, Inc.	79,500	5,119,800
Dura Automotive Systems, Inc.*	88,400	1,962,480
Oshkosh Truck Corp.	36,200	2,161,140
		9,243,420
Construction/Agricultural Equipment 0.4%
Terex Corp. *	77,800	1,976,120
Telecommunications Equipment 0.2%
Andrew Corp. *	66,000	1,137,180
Energy 8.4%
Engineering 1.2%
McDermott International, Inc.*	484,500	6,419,625
Oil & Gas Production 5.8%
Chesapeake Energy Corp.*	552,500	4,154,800
Denbury Resources, Inc.*	181,100	1,680,608
Noble Energy, Inc.	144,700	5,521,752
Ocean Energy, Inc.	302,500	6,724,575
Patina Oil & Gas Corp.	77,300	2,758,837
Penn Virginia Corp.	128,400	4,556,916
St. Mary Land & Exploration Co.	142,200	3,293,352
Tesoro Petroleum Corp.*	424,100	2,989,905
		31,680,745
Oil Companies 0.5%
Stone Energy Corp.*	67,001	2,757,091
Oil/Gas Transmission 0.9%
Dynegy, Inc. "A"	545,100	4,845,939
Financial 34.3%
Banks 18.0%
Astoria Financial Corp.	127,700	4,455,453
BankAtlantic Bancorp., Inc. "A"	188,500	2,101,775
BankUnited Financial Corp. "A"*	58,900	1,051,365
Banner Corp.	100,750	2,197,358
BOK Financial Corp.	124,612	4,360,174
Coastal Bancorp., Inc.	118,900	3,880,896
Corus Bankshares, Inc.	92,100	4,581,975
Cullen\Frost Bankers, Inc.	136,800	5,279,112
Downey Financial Corp.	96,800	5,274,632
First Citizens BancShares, Inc. "A"	13,400	1,490,750
First Federal Capital Corp.	182,200	3,868,106
First Federal Financial Corp.*	140,300	4,138,850
First Financial Holdings, Inc.	17,600	514,096
First Indiana Corp.	119,850	2,385,015
First Republic Bank*	122,600	4,026,184
First Sentinel Bancorp., Inc.	13,400	184,652
Flagstar Bancorp., Inc.	65,500	1,856,925
Fulton Financial Corp.	201,250	3,914,313
Glacier Bancorp., Inc.	175,200	3,994,560
Greater Bay Bancorp	94,000	3,091,660
Harbor Florida Bancshares, Inc.	36,300	825,825
Independence Community Bank Corp.	52,000	1,626,040
Independent Bank Corp.	15,800	347,600
International Bancshares Corp.	47,075	2,186,634
Irwin Financial Corp.	302,300	6,015,770
MAF Bancorp., Inc.	85,100	3,340,175
Mississippi Valley Bancshares, Inc.	33,700	1,521,555
PFF Bancorp., Inc.	99,600	3,355,524
Provident Bankshares Corp.	120,700	3,150,270
R & G Financial Corp. "B"	57,150	1,232,726
Republic Bancorp., Inc.	83,490	1,213,945
St. Francis Capital Corp.	62,200	1,471,030
Staten Island Bancorp., Inc.	83,000	1,697,350
Texas Regional Bancshares, Inc.	11,600	544,040
The Trust Co. of New Jersey	31,600	738,492
Webster Financial Corp.	120,000	4,725,600
Wintrust Financial Corp.	32,100	926,406
WSFS Financial Corp.	37,900	913,011
		98,479,844
Insurance 4.5%
Alfa Corp.	104,400	2,868,912
AmerUS Group, Inc.	204,600	7,253,070
Commerce Group, Inc.	53,000	2,085,020
Harleysville Group, Inc.	103,000	2,791,300
National Western Life Insurance Co.*	10,700	1,185,025
RLI Corp.	65,900	3,542,125
Selective Insurance Group, Inc.	111,400	3,016,712
White Mountains Insurance Group, Inc.	5,100	1,810,500
		24,552,664
Other Financial Companies 3.1%
Allied Capital Corp.	392,100	9,680,949
NCO Group, Inc.*	87,100	2,191,436
Sky Financial Group, Inc.	158,500	3,548,815
SWS Group, Inc.	47,011	971,247
UMB Financial Corp.	16,905	804,002
		17,196,449
Real Estate 8.7%
America First Mortgage Investments, Inc. (REIT)	51,700	473,055
Annaly Mortgage Management, Inc. (REIT)	148,000	2,900,800
Apex Mortgage Capital, Inc. (REIT)	97,300	1,404,039
CBL & Associates Properties, Inc. (REIT)	53,100	2,007,180
Health Care REIT, Inc. (REIT)	186,100	5,201,495
Healthcare Realty Trust, Inc. (REIT)	167,100	5,029,710
Highwoods Properties, Inc. (REIT)	151,600	4,075,008
HRPT Properties Trust (REIT)	319,500	2,817,990
IndyMac Bancorp., Inc.*	160,100	3,703,113
Meristar Hospitality Corp. (REIT)	127,300	2,036,800
Newcastle Investment Corp.*	388,759	6,531,151
Pan Pacific Retail Properties, Inc. (REIT)	87,100	2,759,328
Pennsylvania Real Estate Investment Trust (REIT)	71,400	1,849,260
Prentiss Properties Trust (REIT)	172,700	5,535,035
Redwood Trust, Inc. (REIT)	43,900	1,295,050
		47,619,014
Health 5.2%
Biotechnology 0.4%
Bio-Rad Laboratories, Inc. "A"*	49,500	2,190,870
Health Industry Services 1.5%
Mid Atlantic Medical Services, Inc.*	56,500	2,028,915
RehabCare Group, Inc.*	158,700	4,229,355
Syncor International Corp.*	38,000	1,179,900
US Oncology, Inc.*	91,600	792,340
		8,230,510
Hospital Management 1.2%
Coventry Health Care, Inc.*	97,700	3,033,585
Triad Hospitals, Inc.*	81,335	3,675,529
		6,709,114
Medical Supply & Specialty 2.1%
Conmed Corp.*	111,300	2,642,262
Cooper Companies, Inc.	40,600	2,030,406
Dynacq International, Inc.*	123,100	1,599,069
Polymedica Industries, Inc.*	140,800	5,071,616
		11,343,353
Manufacturing 6.4%
Containers & Paper 0.9%
Glatfelter	87,200	1,644,592
Greif Brothers Corp. "A"	100,100	3,396,393
		5,040,985
Diversified Manufacturing 2.4%
Ball Corp.	107,500	4,469,850
Briggs & Stratton Corp.	47,000	1,927,940
Griffon Corp.	104,170	1,802,141
JLG Industries, Inc.	194,700	2,686,860
Myers Industries, Inc.	142,275	2,246,522
		13,133,313
Industrial Specialty 0.8%
General Cable Corp.	137,600	1,479,200
JAKKS Pacific, Inc.*	154,400	2,817,800
		4,297,000
Machinery/Components/Controls 0.4%
American Axle & Manufacturing Holdings, Inc.*	78,000	2,355,600
Office Equipment/Supplies 1.0%
Checkpoint Systems, Inc.*	59,800	785,772
United Stationers, Inc.*	121,400	4,619,270
		5,405,042
Specialty Chemicals 0.9%
Albemarle Corp.	150,900	4,810,692
Metals and Minerals 1.7%
Steel & Metals
Precision Castparts Corp.	102,000	3,581,220
Quanex Corp.	76,100	2,747,210
Steel Dynamics, Inc.*	151,900	2,706,858
		9,035,288
Service Industries 3.3%
Environmental Services 0.9%
Harsco Corp.	59,200	2,360,896
URS Corp.*	85,000	2,509,200
		4,870,096
Investment 0.5%
Raymond James Financial, Inc.	86,700	2,904,450
Miscellaneous Commercial Services 0.4%
MPS Group, Inc.*	242,700	2,004,702
Miscellaneous Consumer Services 0.7%
Sovran Self Storage, Inc.	125,100	3,843,072
Printing/Publishing 0.8%
Consolidated Graphics, Inc.*	113,100	2,273,310
John H. Harland Co.	57,500	1,876,225
		4,149,535
Technology 2.9%
Computer Software 0.2%
Advent Software, Inc.*	13,400	534,660
Progress Software Corp.*	54,000	757,080
		1,291,740
Diverse Electronic Products 0.2%
Cable Design Technologies Corp.*	85,800	995,280
EDP Peripherals 0.5%
InFocus Corp.*	138,000	1,617,360
Zoran Corp.	40,350	978,488
		2,595,848
Electronic Components/Distributors 0.7%
Adaptec, Inc.*	121,200	1,571,964
Imation Corp.*	46,200	1,337,490
Vishay Intertechnology, Inc.*	45,096	1,107,558
		4,017,012
Office/Plant Automation 0.4%
CACI International, Inc. "A"*	72,300	2,435,064
Precision Instruments 0.9%
ADTRAN, Inc.*	49,800	1,179,762
Moog, Inc. "A"*	113,400	3,453,030
		4,632,792
Transportation 2.4%
Trucking
Arkansas Best Corp.*	181,100	4,464,115
Roadway Corp.	138,300	4,428,366
USFreightways Corp.	127,200	4,434,192
		13,326,673
Utilities 8.7%
Electric Utilities 6.9%
Anixter International, Inc.*	61,500	1,731,225
Cleco Corp.	62,400	1,445,184
Mirant Corp.*	1,542,000	14,649,000
Northwestern Corp.	177,100	3,122,273
PNM Resources, Inc.	94,600	2,459,600
Reliant Resources, Inc.*	1,120,100	10,584,945
WPS Resources Corp.	93,100	3,824,548
		37,816,775
Natural Gas Distribution 1.8%
Cascade Natural Gas Corp.	88,000	2,049,520
NUI Corp.	92,300	2,351,804
Peoples Energy Corp.	98,700	3,886,806
South Jersey Industries, Inc.	45,896	1,612,004
		9,900,134
Total Common Stocks (Cost $471,336,041)		537,448,475

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $9,593,301)	9,593,301	9,593,301
Total Investment Portfolio - 100.0% (Cost $480,929,342) (a)		547,041,776

* Non-income producing security.
(a) The cost for federal income tax purposes was $481,201,069. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $65,840,707. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,043,758 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,203,051.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $480,929,342)	$ 547,041,776
Cash	251
Receivable for investments sold	7,534,139
Dividends receivable	516,251
Interest receivable	15,617
Receivable for Fund shares sold	3,141,407
Total assets	558,249,441
Liabilities
Payable for investments purchased	6,195,244
Payable for Fund shares redeemed	1,565,292
Accrued management fee	351,242
Other accrued expenses and payables	536,780
Total liabilities	8,648,558
Net assets, at value	$ 549,600,883
Net Assets
Net assets consist of: Accumulated net investment loss	(27,947)
Net unrealized appreciation (depreciation) on investments	66,112,434
Accumulated net realized gain (loss)	(40,354,452)
Paid-in capital	523,870,848
Net assets, at value	$ 549,600,883

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($279,448,905 / 12,061,859 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 23.17
Maximum offering price per share (100 / 94.25 of $23.17)	$ 24.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($206,082,492 / 9,392,121 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 21.94
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($55,849,989 / 2,527,657 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)
$ 22.10
Class I Net Asset Value, offering and redemption price per share ($8,219,497 / 340,517 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)	$ 24.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $1,074)	$ 4,112,617
Interest	112,001
Total Income	4,224,618
Expenses: Management fee	1,716,469
Administrative fee	1,108,451
Distribution service fees	1,404,979
Directors' fees and expenses	15,443
Other	7,943
Total expenses, before expense reductions	4,253,285
Expense reductions	(720)
Total expenses, after expense reductions	4,252,565
Net investment income (loss)	(27,947)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,792,926
Net unrealized appreciation (depreciation) during the period on investments	55,615,435
Net gain (loss) on investment transactions	66,408,361
Net increase (decrease) in net assets resulting from operations	$ 66,380,414

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income (loss)	$ (27,947)	$ (1,441,110)
Net realized gain (loss) on investment transactions	10,792,926	19,448,671
Net unrealized appreciation (depreciation) on investment transactions during the period	55,615,435	42,340,188
Net increase (decrease) in net assets resulting from operations	66,380,414	60,347,749
Fund share transactions: Proceeds from shares sold	299,428,875	498,249,078
Cost of shares redeemed	(189,936,587)	(516,806,210)
Net increase (decrease) in net assets from Fund share transactions	109,492,288	(18,557,132)
Increase (decrease) in net assets	175,872,702	41,790,617
Net assets at beginning of period	373,728,181	331,937,564
Net assets at end of period (including accumulated net investment loss of $27,947 at May 31, 2002)	$ 549,600,883	$ 373,728,181

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2002[a]	2001[b]	2000[b]	1999[b]	1998[b]	1997[c]	1996[d]
Selected Per Share Data
Net asset value, beginning of period	$19.69	$ 16.49	$ 17.75	$ 17.80	$ 21.83	$ 18.28	$ 14.50
Income (loss) from investment operations:
Net investment income (loss)	.04[e]	-[e,f]	(.10)[e]	.04[e]	.06	.05	.14[e]
Net realized and unrealized gain (loss) on investment transactions	3.44	3.20	(1.16)	(.09)	(3.39)	3.50	4.14
Total from investment operations	3.48	3.20	(1.26)	(.05)	(3.33)	3.55	4.28
Less distributions from: Net investment income	-	-	-	-	-	-	(.07)
Net realized gains on investment transactions	-	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	-	(.70)	-	(.50)
Net asset value, end of period	$ 23.17	$ 19.69	$ 16.49	$ 17.75	$ 17.80	$ 21.83	$ 18.28
Total Return (%)[g]	17.67**	19.41	(7.10)	(.28)	(15.69)	19.42**	29.60[h]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	279	177	156	297	490	736	145
Ratio of expenses before expense reductions (%)	1.45*	1.54	1.67[i]	1.52	1.42	1.32*	1.47
Ratio of expenses after expense reductions (%)	1.45*	1.49[j]	1.66[i]	1.52	1.42	1.32*	1.31
Ratio of net investment income (loss) (%)	.36*	.00	(.58)	.21	.25	.51*	.87
Portfolio turnover rate (%)	89*	73	19	47	50	83*	23
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the year ended November 30.
[c] For the eleven months ended November 30.
[d] For the year ended December 31.
[e] Based on average shares outstanding during the period.
[f] Amount is less than $.005.
[g] Total return does not reflect the effect of sales charges.
[h] Total return would have been lower had certain expenses not been reduced.
[i] The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, respectively.
[j] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized ** Not annualized

Class B	2002[a]	2001[b]	2000[b]	1999[b]	1998[b]	1997[c]	1996[d]
Selected Per Share Data
Net asset value, beginning of period	$ 18.72	$ 15.80	$ 17.15	$ 17.33	$ 21.46	$ 18.14	$ 14.48
Income (loss) from investment operations:
Net investment income (loss)	(.04)[e]	(.13)[e]	(.24)[e]	(.11)[e]	(.12)	(.04)	.01[e]
Net realized and unrealized gain (loss) on investment transactions	3.26	3.05	(1.11)	(.07)	(3.31)	3.36	4.11
Total from investment operations	3.22	2.92	(1.35)	(.18)	(3.43)	3.32	4.12
Less distributions from: Net investment income	-	-	-	-	-	-	(.03)
Net realized gains on investment transactions	-	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	-	(.70)	-	(.46)
Net asset value, end of period	$ 21.94	$ 18.72	$ 15.80	$ 17.15	$ 17.33	$ 21.46	$ 18.14
Total Return (%)[f]	17.20**	18.48	(7.87)	(1.04)	(16.45)	18.30**	28.54[g]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	160	144	262	390	412	99
Ratio of expenses before expense reductions (%)	2.26*	2.34	2.49[h]	2.36	2.34	2.34*	2.49
Ratio of expenses after expense reductions (%)	2.26*	2.27[i]	2.48[h]	2.36	2.34	2.34*	2.12
Ratio of net investment income (loss) (%)	(.45)*	(.78)	(1.40)	(.63)	(.67)	(.51)*	.06
Portfolio turnover rate (%)	89*	73	19	47	50	83*	23
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the year ended November 30.
[c] For the eleven months ended November 30.
[d] For the year ended December 31.
[e] Based on average shares outstanding during the period.
[f] Total return does not reflect the effect of sales charges.
[g] Total return would have been lower had certain expenses not been reduced.
[h] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.43% and 2.42%, respectively.
[i] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class C	2002[a]	2001[b]	2000[b]	1999[b]	1998[b]	1997[c]	1996[d]
Selected Per Share Data
Net asset value, beginning of period	$ 18.85	$ 15.91	$ 17.24	$ 17.39	$ 21.51	$ 18.17	$ 14.48
Income (loss) from investment operations:
Net investment income (loss)	(.04)[e]	(.14)[e]	(.21)[e]	(.09)[e]	(.12)	(.03)	.01[e]
Net realized and unrealized gain (loss) on investment transactions	3.29	3.08	(1.12)	(.06)	(3.30)	3.37	4.14
Total from investment operations	3.25	2.94	(1.33)	(.15)	(3.42)	3.34	4.15
Less distributions from: Net investment income	-	-	-	-	-	-	(.03)
Net realized gains on investment transactions	-	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	-	(.70)	-	(.46)
Net asset value, end of period	$ 22.10	$ 18.85	$ 15.91	$ 17.24	$ 17.39	$ 21.51	$ 18.17
Total Return (%)[f]	17.24**	18.48	(7.71)	(.86)	(16.37)	18.38**	28.77[g]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	32	29	57	91	100	20
Ratio of expenses before expense reductions (%)	2.24*	2.36	2.32[h]	2.25	2.28	2.24*	2.19
Ratio of expenses after expense reductions (%)	2.24*	2.28[i]	2.31[h]	2.25	2.28	2.24*	2.06
Ratio of net investment income (loss) (%)	(.43)*	(.79)	(1.23)	(.52)	(.61)	(.41)*	.12
Portfolio turnover rate (%)	89*	73	19	47	50	83*	23
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the year ended November 30.
[c] For the eleven months ended November 30.
[d] For the year ended December 31.
[e] Based on average shares outstanding during the period.
[f] Total return does not reflect the effect of sales charges.
[g] Total return would have been lower had certain expenses not been reduced.
[h] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.26% and 2.25%, respectively.
[i] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class I	2002[a]	2001[b]	2000[b]	1999[b]	1998[b]	1997[c]	1996[d]
Selected Per Share Data
Net asset value, beginning of period	$ 20.45	$ 17.02	$ 18.19	$ 18.13	$ 22.08	$ 18.40	$ 14.52
Income (loss) from investment operations:
Net investment income (loss)	.10[e]	.10[e]	.03[e]	.15[e]	.28	.13	.25[e]
Net realized and unrealized gain (loss) on investment transactions	3.59	3.33	(1.20)	(.09)	(3.53)	3.55	4.13
Total from investment operations	3.69	3.43	(1.17)	.06	(3.25)	3.68	4.38
Less distributions from: Net investment income	-	-	-	-	-	-	(.07)
Net realized gains on investment transactions	-	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	-	(.70)	-	(.50)
Net asset value, end of period	$ 24.14	$ 20.45	$ 17.02	$ 18.19	$ 18.13	$ 22.08	$ 18.40
Total Return (%)	18.04**	20.15	(6.43)	.33	(15.14)	20.00**	30.28[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5	3	6	9	15	9
Ratio of expenses before expense reductions (%)	.84*	.90	.92[g]	.92	.86	.89*	.84
Ratio of expenses after expense reductions (%)	.84*	.88[h]	.91[g]	.92	.86	.89*	.84
Ratio of net investment income (loss) (%)	.97*	.62	.18	.81	.81	.94*	1.34
Portfolio turnover rate (%)	89*	73	19	47	50	83*	23
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the year ended November 30.
[c] For the eleven months ended November 30.
[d] For the year ended December 31.
[e] Based on average shares outstanding during the period.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .89% and .88%, respectively.
[h] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund''), formerly Scudder Small Cap Value Fund, is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $50,667,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $292,921,957 and $203,963,171, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to 0.74% of the Fund's average daily net assets. Effective January 18, 2002, the Fund entered into a sub-advisory agreement with Dreman Value Management, L.L.C. with respect to the management of the Fund's assets. Dreman Value Management is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.100% of the average daily net assets of each class, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 555,175	$ 108,387
Class B	481,071	84,295
Class C	104,490	19,981
Class I	3,795	776
	$ 1,144,531	$ 213,439

In addition, the Administrative Fee expense on the Statement of Operations includes ($36,080) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 687,241	$ 137,642
Class C	156,735	37,159
	$ 843,976	$ 174,801

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 282,414	$ 77,376
Class B	226,929	53,686
Class C	51,660	15,039
	$ 561,003	$ 146,101

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2002 aggregated $86,572.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2002, the CDSC for Class B and C shares aggregated $214,447 and $216,208, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2002, SDI received $224.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002 totaled $112,001 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2002		Year Ended November 30, 2001
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,136,981	$ 222,602,741	23,553,222	$ 451,903,142
Class B	2,127,076	45,976,665	1,679,254	30,781,397
Class C	1,123,002	24,673,589	516,126	9,496,185
Class I	267,897	6,175,880	305,286	6,068,354
		$ 299,428,875		$ 498,249,078
Shares redeemed
Class A	(7,049,048)	$ (152,501,867)	(24,056,880)	$ (460,408,996)
Class B	(1,286,035)	(27,092,350)	(2,228,001)	(40,097,068)
Class C	(284,177)	(6,080,990)	(620,154)	(11,250,714)
Class I	(176,683)	(4,261,380)	(250,526)	(5,049,432)
		$ (189,936,587)		$ (516,806,210)
Net increase (decrease)
Class A	3,087,933	$ 70,100,874	(503,658)	$ (8,505,854)
Class B	841,041	18,884,315	(548,747)	(9,315,671)
Class C	838,825	18,592,599	(104,028)	(1,754,529)
Class I	91,214	1,914,500	54,760	1,018,922
		$ 109,492,288		$ (18,557,132)

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $720 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders of Scudder-Dreman Small Cap Value Fund, a series of Scudder Value Series, Inc., was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders of the fund (the resulting votes are presented below):

1. To approve a new investment management agreement for the Fund with Deutsche Investment Management, Inc.

Affirmative	Against	Abstain
11,454,822	151,854	230,046

2. To approve a new sub-advisory agreement between the Fund's investment manager and Dreman Value Management, L.L.C.

Affirmative	Against	Abstain
11,423,202	164,372	249,148

The meeting was reconvened on May 7, 2002, at which time the following matter was voted upon by the shareholders of each series of Scudder Value Series, Inc., voting together:

3. To approve the amendment and restatement of the Articles of Incorporation of Scudder Value Series, Inc.

Affirmative	Against	Abstain	Broker Non-Votes*
63,846,464	1,614,101	3,513,361	42,625,308

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Performance Summary May 31, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder-Dreman Small Cap Value Fund - Class I Shares	18.04%	16.28%	7.25%	4.98%	10.32%
Russell 2000 Value Index+	16.40%	15.41%	14.21%	11.29%	14.42%
Russell 2000 Index++	6.46%	-.50%	4.95%	6.40%	9.30%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder-Dreman Small Cap Value Fund - Class I Shares -- Russell 2000 Value Index+ - - - Russell 2000 Index++

Yearly periods ended May 31

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on November 1, 1995. Index comparisons begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder-Dreman Small Cap Value Fund prospectus and the 2001 Annual Report for Scudder-Dreman Small Cap Value Fund.